Analyst Meeting September 23, 2009 Exhibit 99.1

Forward Looking Statements
This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These
forward-looking statements relate to, among other things, the following:
•
our future financial and operating performance and results;
•
our business strategy;
•
market prices;
•
our future use of derivative financial instruments; and
• our plans and forecasts.
We have based these forward-looking statements on our current assumptions, expectations and projections about future events.
We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-
looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to:
• fluctuations in prices of oil and natural gas;
•
imports of foreign oil and natural gas, including liquefied natural gas;
• future capital requirements and availability of financing;
• continued disruption of credit and capital markets and the ability of financial institutions to honor their commitments, such as the events which occurred during the third quarter of
2008 and thereafter, for an extended period of time;
•
estimates of reserves and economic assumptions;
•
geological concentration of our reserves;
• risks associated with drilling and operating wells;
• exploratory risks, including our Marcellus and Huron shale plays in Appalachia and our Haynesville/Bossier shale play in East Texas/North Louisiana;
• risks associated with operation of natural gas pipelines and gathering systems;
•
discovery, acquisition, development and replacement of oil and natural gas reserves;
•
cash flow and liquidity;
• timing and amount of future production of oil and natural gas;
• availability of drilling and production equipment;
• marketing of oil and natural gas;
• developments in oil-producing and natural gas-producing countries;
• title to our properties;
• competition;
• litigation;
• general economic conditions, including costs associated with drilling and operation of our properties;
• environmental or other governmental regulations, including legislation to reduce emissions of greenhouse gases;
•  receipt and collectibility of amounts owed to us by purchasers of our production and counterparties to our derivative financial instruments;
• decisions whether or not to enter into derivative financial instruments;
• events similar to those of September 11, 2001;
• actions of third party co-owners of interests in properties in which we also own an interest;
• fluctuations in interest rates; and
          •               our ability to effectively integrate companies and properties that we acquire.

Forward Looking Statements (continued)
We believe that it is important to communicate our expectations of future performance to our investors.  However, events may occur in the future that we are unable to accurately predict, or over which we have no control.  You are cautioned not to place undue reliance on a forward-looking statement.  When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q.
Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas, the availability of capital from our revolving credit facilities and liquidity from capital markets.  Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results.  Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically.  A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital.  Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile.
The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions.  We use the terms “probable”, “possible”, “potential” or “unproved” to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC.  These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.  While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers. Investors are urged to consider closely the disclosure in our Annual
Report on Form 10-K for the year ended December 31, 2008 which is available on our website at www.excoresources.com under the Investor Relations tab or by calling us at 214-368-2084.

• Introduction Doug Miller
• Recent Events Steve Smith
• Asset Overview Hal Hickey
• East Texas / North Louisiana Mike Chambers
Harold Jameson
• Midstream and Marketing Hal Hickey
John Jacobi
Steve Estes
• Appalachia Wendy Straatmann
John Johnston
• Midcontinent and Permian Hal Hickey
• Reserves Marcia Simpson
• Financial Projections Paul Rudnicki
• Wrap up All
Agenda

Welcome and Introduction
• Welcome
– Analysts and investors
– EXCO management
– BG Group management
• Meeting Objectives
– Provide clarity of current asset mix
– Update operational results
– Highlight exceptional technical teams
– Explain growth strategy for the future
– Present development plans
– Discuss unique position relative to peers

The New EXCO: Focus and Strategy Analyst Meeting September 23, 2009

Company Overview
(1)
Significant shale upside with a solid base of conventional assets
• 1.5 Tcfe of Proved Reserves
– 279 Mmcfe/d
of current net production, reserve life of 14.7
years
and over 70%
Proved Developed
– 120 Bcfe of shale assets booked as proved with potential for significant reserve adds in year-end reserve report
• Significant Unproved Upside
– 1.8 Tcfe of probable and possible reserves
– 8.8 – 14.4 Tcfe of potential reserves
– 4,800 – 7,900 shale locations
– 6,400 low-risk development locations
– 1.1 million net acres
• 44,000 net acres in the Haynesville play and pursuing
additional acquisition and leasing opportunities
• 348,000 net acres in the Marcellus play
• Successfully shifted focus from acquisitions to
developing shale acreage
–
Haynesville operated production reached a high of 185 Mmcf/d gross in less than a year
(1) The reserve estimates provided throughout this document are effective as of 10/1/09, and reflect all divestitures announced year-to-date and expected shallow
Appalachian divestiture, and reflect a strip price adjusted for differentials and excluding hedge effects.  Strip pricing ($ per Mcf / $ per Bbl): $3.75/ $70.00,
$5.50/$75.00, $6.50/$80.00 for Q4 2009, 2010, 2011 respectively and $7.00/$80.00 thereafter

EXCO Today: Positioned for Growth
Strategic deals in 2009 have positioned EXCO for unmatched opportunities
Announced $1.3 billion joint venture with BG Group
Successfully executed our 2009 divestment program
Unmatched Opportunities
Prepared to deliver 30 –
40%
growth for the next five years while generating free
cash flow
Targeting growth in production, reserves, EBITDA, and free cash flow

Achieving our Goal
Maximum equity value growth
Right Assets Right People Right Strategy
Equity Value Growth
We have a significant position
in two of the most prolific
resource plays in North America
along with a focused core
of non-shale assets
We have a dedicated, industry
leading technical staff and a
management team with a
track record of delivering results
We are financially and
operationally positioned
to effectively grow and
develop our assets, even
in the current industry cycle

Shifting Our Strategy
Change in asset base dictated a change in strategy
•
Acquisition driven historically
– Sought long-life assets with low risk drilling, strong basis, and proximity to markets
– Focused on areas with follow-up acquisition opportunities
– Entered East Texas / North Louisiana in 1998 pursuing Cotton Valley production
– Entered Appalachia in 2004 pursuing shallow production and consolidation opportunities
•
Discovery of Haynesville and Marcellus shales in East Texas / North
Louisiana and Appalachia, respectively
– Evaluated opportunities and drilled test wells
– Began to expand technical staff
– Sold non-strategic assets in all divisions – predominately high-cost with low upside

Keys to EXCO’s Strategy
•
Capital discipline
– Continue to spend within cash flow
– Maintain liquidity
•
Held-by-production acreage
– Enables the most efficient execution of field
development
•
Appropriate development pace
– Focus on efficiency and effectiveness to
achieve maximum returns
•
Focus on midstream and takeaway
– Must control infrastructure to maximize value

Supply Trends
Production and rig counts highly correlated
• US rig count fell from a high
of 1,606 to a low of 692
• Shift to unconventional plays
has driven the recent growth
• Late 1990’s focus on tight
gas plays
• Early 2000’s focus on shale
gas plays
• High decline rates from tight
gas (sand or shale) have
increased the base decline to
~25-35% from ~10-15%
• To maintain production levels,
13 – 18 Bcf/d must be
replaced annually
•At current industry-wide F&D
costs, requires $15 - $20
billion of annual expenditures
Source: EIA, Baker Hughes
Onshore Natural Gas Production and Rig Counts
11
12
13
14
15
16
17
18
19
20
1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Tcf
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
Rigs
Natural Gas Production Natural Gas Rig Count

LNG Tsunami
Or lack thereof…
• Many industry analysts and market participants predicted large influx of LNG for 2009
– Never materialized due to:
•
Stronger Asian demand recovery
•
Strong recoveries in Korea and Taiwan; Japan beginning to recover
•
Continued strength in Chinese and Indian demand
•
Chinese markets largely untapped due to lack of domestic distribution infrastructure
•
Large increase in European demand
•
Russian exports to Europe down 33% year-over-year in 2009
•
New LNG import terminals open
• Continued worry of LNG imports to US in 2010 and 2011
– Nearly all LNG is contracted for
– US is the only country in the world to price natural gas independent of crude oil
•
Current US natural gas prices are ~5% of oil price
•
Most international contracts price LNG at 10-15% of oil price

Industry Outlook
Industry, economic and political conditions support a strong rebound in commodity prices
• Advent of shale gas in the US provides more certainty of future supply
– Provides visibility of supply in the medium term, promoting more consumption
• Government deficits and related borrowings will cause a sharp rise in interest rates
– Debt service requirements will impact industry’s ability to reinvest
• Political climate
– Relatively low carbon emissions of natural gas would be highlighted by potential climate change bill
– Increased use of wind will need to be supplemented by natural gas to alleviate volatility in wind production
– Potential tax changes directed at industry will cause an increase in cost of supply
• Industry’s response
– Formation of lobby groups focused on natural gas
– Congress has begun to realize potential for natural gas as transportation fuel

Vernon CNG Facility
EXCO constructed the first CNG fueling station in Louisiana in the last 10 years
• Results in lower operating costs
• Cleaner burning fuel
• 100% of Vernon fleet will be
converted by year-end 2010
• Promote positive image in the
community
• Using locally produced fuel to
support U.S. energy independence
Conversion cost payout
in 1 – 2 years

Our Focus and Strategy: Summary
• Strong balance sheet provides financial flexibility
• Successfully shifted our strategy from acquisition and exploitation to shale development
• Focused asset base provides tremendous growth opportunities
• Committed to continued investment in people and technology, allowing for efficient strategy implementation

Recent Events Analyst Meeting September 23, 2009

Delivering What We Promise
Executing on our 2009 strategic plans
Joint venture partner
– Joint venture with BG Group positions EXCO for dramatic upstream and midstream growth
– Aligns EXCO with a world leader in developing and marketing natural gas
Asset sales
– Closed ~$450 million in divestitures to date with additional $145 million expected in Q4 2009
– Continuing to review deals for non-strategic assets
Debt reduction
– Reduced debt by $1.5 billion or ~50%
– Increased liquidity to approximately $600 million
Shale focus
– Spent ~60% of capital in first half 2009 on shale upstream and midstream projects
– Built up technical staff while moving towards Haynesville development and Marcellus evaluation
– Examining possible Appalachia joint venture

Strategy That Delivers
Execution of our strategy provided the assets for tremendous future growth
•
Historical Strategy
– Organic production growth
rate of 5 – 10%
– Acquire and exploit long-life
assets
– Focus on areas with follow-
on acquisition opportunities
– Balance capital between
development and
acquisitions
•
EXCO Today
– Organic production growth rate
of 30 – 40%
– Develop shale resource base
– Acquire additional
opportunities in key shale
areas
– Focus on cost effective and
efficient development
– Continue to build on technical
expertise

Financial Snapshot
Significant liquidity with tremendous organic growth
(1) As of September 2009
(2) EBITDA and Capital Expenditures for EXCO include 50% of the EBITDA and Capital Expenditures from TGGT.
(3) Pro forma for expected shallow Appalachian divestiture
(dollars in millions) Current
(1)
Pro forma
(3)
Cash 137 $        137 $
Bank debt 1,265 $     1,120 $
Senior notes (7 1/4%) 445 445
Total debt 1,710 $     1,565 $
Borrowing base 1,700 $     1,600 $
Unused borrowing base 445 480
Unused borrowing base plus cash 582 617
(dollars in millions) Current
(1)
2010E 2014E
Production (Mmcfe/d) 279 340 - 380 1,100+
Proved reserves (Tcfe) 1.5 1.7 - 1.8 5.5 - 6.0
Capital expenditures
(2)
$445 - $495 $1,100+
EBITDA
(2)
$700 - $750 $2,200+

Joint Venture With BG Group
Strategic partner with shared vision
• Sold 50% interest in Area of Mutual Interest (AMI)
– 580 Bcfe of proved reserves and 155 Mmcfe/d within AMI
• Cash flow implications
– Haynesville development will be accelerated, but capital expenditures will be reduced
– In addition to the $727 million
(1)
in cash at closing for the upstream assets, BG Group has
committed $400 million to pay 75% of EXCO’s deep drilling and completion costs
•
BG Group will pay 87.5% of first $1.1 billion of capital investment for its 50% ownership
•
EXCO will pay 12.5% of the first $1.1 billion of capital investment for its 50% ownership
– As a result, EXCO will generate significant free cash flow for many years
– Resulting F&D on “carried” wells could be $0.25 - $0.50 per Mcf
• Midstream structure
– East Texas/North Louisiana Midstream assets were contributed to a newly formed LLC
– BG Group purchased 50% of new LLC for $269 million
(1)
– Planning is underway for expansions from 2010 to 2012
• Vernon upstream and midstream assets are not included in BG Group transaction
(1) Subject to normal post closing purchase price adjustments

Asset Divestiture Program
High grading our portfolio
• Initiated asset divestiture program in Q1 2009
• Identified non-strategic, low upside assets across all divisions
• Made strategic decision to primarily focus capital and technical capabilities toward shale development
• Closed nearly $450 million with additional $145 million expected in Q4 2009
East Texas /
North Louisiana Appalachia Midcontinent
Permian /
Rockies Total
Production (Mmcfe/d) 24                     14              17               5                  60
Reserves (Bcfe) 206                   132            75               33               446

The Right People
Key driver of our future growth
• Outstanding growth in technical and support staff
– Focus on people has resulted in a tremendous technical staff buildup in the last two years
– Technical headcount has increased 70% since January 2008
• Relentless focus on Environmental, Health and Safety (EHS) efforts and results
• We currently have 893 employees
– 235 technical and support:
•
Engineers: 57
•
Geologists/Geophysicists: 28
•
Landmen: 31
•
EHS: 15
– 425 field and support
– 233 accounting, IT, HR, marketing, legal, finance, executive, and support
• BG Group Secondees
– Plans for 7 or more upstream and 5 or more midstream secondees
– Provide business and technical capabilities to complement our existing personnel
– Highly skilled with extensive experience throughout the world
• Our technical staff is supplemented with world-class consultants
– Geoscience, drilling, completion, and midstream

The New EXCO: Asset Overview Analyst Meeting September 23, 2009

Pennsylvania
West Virginia
Oklahoma
Texas
Louisiana
EXCO Operations Area

Proved Reserves
(3)
= 1.5 Tcfe
3P Reserves = 3.3 Tcfe
3P+ Reserves = 12.1 – 17.7 Tcfe
Current Production = 279 Mmcfe/d
Gross acreage: 1,376,000
Net acreage: 1,095,000
Mid-Continent
(1) Internal reserve report updated for activity through August 2009 with strip pricing, adjusted for differentials and excluding hedge effects. Effective 10/1/09
(2) Includes effects of potential Ohio and NW Pennsylvania asset  sale
(3) Proved reserves using pro forma 2009 SEC pricing ($3.85 / $55.60) would be 1.2 Tcfe
Proved: 0.3 Tcfe
3P: 0.5 Tcfe
3P+: 7.5 – 13.1 Tcfe
Production: 37 Mmcfe/d
Gross acreage: 714,000
Net acreage: 640,000
Proved: 0.3 Tcfe
3P: 0.3 Tcfe
3P+: 0.5 Tcfe
Production: 45 Mmcfe
Gross acreage: 269,000
Net acreage: 185,000
Permian
Proved: 0.1 Tcfe
3P: 0.1 Tcfe
3P+: 0.3 Tcfe
Production: 20 Mmcfe
Gross acreage: 143,000
Net acreage: 102,000
East Texas / North Louisiana
Proved: 0.8 Tcfe
3P: 2.4 Tcfe
3P+: 3.8 Tcfe
Production: 177 Mmcfe
Gross acreage: 250,000
Net acreage: 168,000
Appalachia
Reserve Base
(1)
Pro forma for BG transaction and 2009 divestiture program
(2)

Asset Overview
Strong asset base with outstanding growth potential
• Haynesville and Marcellus shales
– Primary driver of our growth and future potential
– Focus of our capital and technical resources
• Non-shale assets with significant price-contingent upside
– Vernon field is a Lower Cotton Valley play with significant upside potential
– Vertical Cotton Valley fields provide much of our Haynesville HBP position
– Horizontal Cotton Valley plays are being analyzed for future potential
– Shallow Appalachia provides our Marcellus HBP position; significant cash flow
– Midcontinent region has multi-formation potential with long reserve life; significant cash flow
– Permian – Sugg Ranch is an oily Canyon Sand play; will start a one rig program in Q4 2009
• Potential: Bossier and Huron shales
• Midstream
– Increasingly important asset within our portfolio
– Allows us to efficiently turn wells to sales
– Provides access to multiple markets

Asset Overview
HBP position and lower costs are keys
• Significant HBP position in the Haynesville
and Marcellus shales
– Haynesville: 44,000 net acres with 71% HBP
in the core; evaluating acquisitions of 5,000
additional net acres
– Marcellus: 348,000 net acres; 226,000 net
fairway acres, with 70% held by production
– Will not have to spend significant capital to
hold acreage
– Large HBP position allows us the flexibility
to dictate the pace of our program
• Divestiture program removed high lifting
cost assets from our portfolio
– Average 2009 direct operating expense
(1)
before divestitures: $0.89 per Mcfe
– Estimated 2010 direct operating expense
(1)
~$0.50 – 0.60 per Mcfe
(1) Excludes overhead, workover expenses, stock based compensation, gathering and transportation, and production taxes

Development Strategy
Initial focus on Haynesville; moving towards Marcellus
• Haynesville development is our primary focus as a result of
– Outstanding Haynesville position
– Superior returns, even in low commodity price environment
– Existing infrastructure and access to multiple markets
– Readily available field services
– The opportunity to secure additional acreage
• Marcellus exploration and testing is progressing
– Size of the play demands additional analysis
– Significant infrastructure development requirements
– Large amount of HBP acreage allows time for deliberate pace of development
– Improving regulatory environment
– Continuing to add technical staff

Development Strategy
Haynesville is our template for Marcellus development
• Haynesville development
– Explore: initiate vertical program to gather science, test zones, design fracs, and develop drilling techniques
– Test: apply knowledge from vertical program towards horizontal program
– Develop: focus on costs and optimization while moving into development phase
• Marcellus development
– Apply methodology from Haynesville development, while understanding the uniqueness of the Marcellus
– Integrate both shale teams; promote knowledge sharing and best practices between teams

Non-shale
31%
Haynesville
28%
Marcellus
35%
Corporate
6%
2010 Capital Focus
Preliminary capital plan
(dollars in millions) 2010E
Haynesville
Drilling 65 $
Land 25
Seismic 5
Exploration 15
Other 15
     Total Haynesville 125
Marcellus
Drilling 75
Land 20
Seismic 15
Midstream 30
Other 15
     Total Marcellus 155
Non-shale
Drilling 85
Land 3
Seismic 7
Midstream 5
Exploration 10
Other 25
     Total Non-shale 135
Corporate and other 25
Total capital 440 $
63% Shale
Haynesville capital is net of $240 million of EXCO capital carried by BG Group

Technology
Investment in technology has been instrumental to our success
• Commitment to technology
– Science and technical
initiatives are being fully
implemented in both shale
plays
– Our use of technology and our
technical initiatives have
resulted in some of the best
Haynesville wells in the play
– Relentless work by our
technical teams has resulted in
decreased drilling days and
lower drilling and completion
costs in the Haynesville area
– Our willingness to embrace
certain technologies has
enabled us to stay “In the
zone, all the way”
• Highlights
– 15 of first 16 operated Haynesville horizontal
wells had IP rates over 20 Mmcf/d
– ~37% decrease in Haynesville drilling days

The Right Assets: East Texas / North Louisiana Analyst Meeting September 23, 2009

East Texas / North Louisiana
Introduction
• Entered the basin in 1998
– Focused on long-life gas
• Position has grown through key acquisitions
– Acquired primarily HBP acreage with Cotton Valley production
• Discovery of Haynesville play in early 2008
– Resulted in a strategy shift to horizontal development
• Closed Joint Venture with BG Group in August 2009
• East Texas / North Louisiana supplies more than 60% of our net production
– Non-shale production totals 260 Mmcfe/d gross; 133 Mmcfe/d net
– Haynesville production totals 238 Mmcfe/d gross; 44 Mmcfe/d net (173 Mmcfe/d gross operated, 40 Mmcfe/d net operated)

Texas
Louisiana
Danville
Waskom
Vernon
Holly-Caspiana
Joint Venture Area

East Texas / North Louisiana
Division Overview
Current production (Mmcfe/d): 177
Reserve life (years): 12.6
Gross acreage (thousands): 250
Net acreage (thousands): 168
Producing wells: 1,380 gross / 769 net
Reserves
Bcfe Gross Net
PD 551
PUD 266 378 166
Total Proved 817
Probable 309 296 158
Possible 1,261 915 255
3P 2,387 1,589 579
Potential 1,403 1,468 541
Total 3,790 3,057 1,120
Locations
Portfolio Highlights

Camp
Wood
Upshur
Marion
Claiborne
Union
Webster
Bossier
Lincoln
Harrison
Gregg
Caddo
Smith
Bienville
Jackson
Rusk
Panola
De Soto
Red River
Winn
Cherokee
Shelby
Natchitoches
Nacogdoches
Grant
San Augustine
Sabine
Sabine
Houston
Angelina
Rapides
Trinity
FEET

Haynesville Shale
Asset Overview
Producing horizontal wells: 23 gross / 6 net
Average WI: ~30% Average NRI: ~23%
Reserves
Bcfe Gross Net
PD 39
PUD 81 39 11
Total Proved 120
Probable 71 43 10
Possible 1,016 677 137
3P 1,207 759 158
Potential 1,092 853 240
Total 2,299 1,612 398
Locations
Field Highlights

th
th
Haynesville
Operations snapshot
• Production: 238 Mmcf/d gross, 44 Mmcf/d net
– Operated:  173 Mmcf/d gross, 40 Mmcf/d net
– OBO: 65 Mmcf/d gross, 4 Mmcf/d net
– Cumulative gross operated horizontal production: 19.3 Bcfe
• Drilling: 12 Horizontal Rigs
– 12 horizontal rigs; 7 operated & 5 non-operated
– Planning 7 additional operated rigs with arrival dates of: 10/3/09, 10/5/09, 10/20/09,
11/1/09, 1/1/10, 1/1/10, 1/1/10
– Total of 14 operated rigs in January 2010
• Completion
– Flowing back our 17 operated horizontal following 13 stage frac
– Fracing our 18 operated horizontal well (13 stages)
– One non-operated well is waiting on pipeline connection
• Total Program: 49 spud, 36 TD’d and 33 flowing to sales
– 39 horizontal wells spud (26 operated / 13 non-operated)
– 23 horizontal wells flowing to sales (16 operated / 7 non-operated)
– 10 vertical wells flowing to sales (10 operated / 0 non-operated)

Haynesville Development History
Measured ramp up to achieve excellence
Vertical
Program
Core
Analysis
Horizontal
Testing
Development
Drilling
Manufacturing
– Test and hold acreage
– Determine best landing zone
– Determine best completion technique
– Evaluate rock properties
– Determine gas in place and reserve recovery
– Optimize stimulation
– Evaluate and hold acreage
– Refine drilling, stimulation, and production techniques
– Drill unit wells and HBP term acreage
– Focus on cost reduction and well optimization
– Test spacing and prepare for multi-well pad drilling
– Shoot seismic to optimize horizontal layout
– Plan to be in “Manufacturing” phase in 2011
– Multi-pad, multi-well drilling and simultaneous completions
Explore
Test
Develop

Gross Gas Rate, MCFD
1/1/2008
1/31/2008
3/1/2008
3/31/2008
4/30/2008
5/30/2008
6/29/2008
7/29/2008
8/28/2008
9/27/2008
10/27/2008
11/26/2008
12/26/2008
1/25/2009
2/24/2009
3/26/2009
4/25/2009
5/25/2009
6/24/2009
7/24/2009
8/23/2009

EXCO Operated Haynesville Shale Production
Currently 16 operated horizontal wells producing
185 Mmcf/d Gross Production
3/24/08:
CHK announces
Haynesville as
significant play
12/4/08:
XCO turns first
horizontal well
to sales
3/14/08:
XCO TD’s first Haynesville
vertical well
8/16/08:
XCO spuds
first horizontal
well
EXCO Haynesville Production East Texas / North Louisiana
0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
180,000
200,000

Industry Best IP Rates
• Initial production rates
reported on 165 wells
across the Haynesville
shale play
• EXCO’s track record
–
4 of the top 6
– 11 of the top 25
– 15 of the top 39
• Last 2 EXCO wells are
the 2 best wells
– IP’s of 30.1 and 29.6
Mmcf/d
EXCO operated wells
Top 25 Haynesville Shale IP’s
15,000
17,000
19,000
21,000
23,000
25,000
27,000
29,000
31,000

EXCO Horizontal Well Cumulative Production
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
0 15 30 45 60 75 90 105 120 135 150 165 180 195 210 225 240 255 270 285 300
Days on Production
EXCO Operated Cumulative Haynesville Shale Production
DeSoto Parish - Consistent performance through first 15 wells
Well was choked back while
treating facility was installed
Recent well may be
best in play – IP 30.1 Mmcf/d
No wells have been curtailed as
a result of mechanical issues

EXCO DeSoto Parish Typical Well Gross Revenue
Significant revenue stream from a single well
Horizontal Haynesville Cumulative Gross Revenue
20 Mmcf/d IP Type Curve
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Month
$3.00/ mcf
$5.00/ mcf
$7.00/ mcf

Continued Improvement in Drilling Days
Significant driver for decrease in drilling costs
Haynesville Horizontals - Days vs Depth
6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 56 58 60 62 64 66 68 70 72 74
Days from Spud
1st Three Haynesville Wells
Mid Three Haynesville Wells
Last Three Haynesville Wells

East Texas / North Louisiana Staff
Continued build up of technical personnel
• Outstanding growth in technical staff
– ~210 field and office personnel
•
Engineers: 28
•
Engineering support staff: 9
•
Geoscientists: 15
•
Geologic support staff: 6
•
Landmen: 10
•
Land support staff: 5
– ~80 full time contract
• Dallas office
– Added ~54,000 sq feet for technical staff

44 Technical Staff Balance of youth and experience 28 Engineers and 15 Geoscientists 0 1 2 3 4 5 6 7 8 9 10 1-4 5-10 11-20 21-30 30+ Years of experience Engineers Geoscientists

• Field Offices
– Waskom – East Texas
– Holly – Northwest Louisiana
– 4,886 sq ft additional space
under construction at Holly office
New Field Office Facilities
Constructing new offices to support our growing business
Waskom Office
Holly Office

EXCO Operational Success
Outstanding well results are attributable to operational and technical performance
• Drilling to TD 100%
• Casing to TD 100%
• Successful cement job 100%
• Frac stages as designed 98%
• Perforate and isolate 100%
• Coil tubing drill out 100%
• Flow to sales on first day 100%

Drilling Rigs
One of the most modern, fit for purpose rig fleets in the play
• All 10 rigs we currently have under contract are less than 3 years old and are “Rapid
Move Modular” rigs
– Climate controlled Driller cabins
– Automated catwalks
– Modular style allows rigs to self erect (minimizing the need to rent cranes)
– Move from well to well in about
½-the
time and almost
½-the
truck loads of conventional rigs
– State of the art mud systems include linear motion shakers ideal for oil base muds
– Electronic control torque, weight on bit, tripping speed, etc.
– Built in top drives
– Large 1,600 HP mud pumps
– Iron Roughnecks eliminate the need for spinning chains, tongs, and snub lines, providing a safer work environment
• The two newest rigs in our fleet use AC versus more conventional DC systems
– Increases available horsepower on similar HP motors, improving brake capability, and minimizing electric converter issues
• Technology and automation improves safety

Haynesville Drilling and Completion Demo

Haynesville Drilling & Completion Costs
$0
$2
$4
$6
$8
$10
$12
$14
Q1 2009 Q2 2009 Q3 2009 Future
Drilling Costs Completion Costs
Drilling and Completion Costs
Realizing significant improvements in well costs with more to come
• Cost reductions primarily due to decreased drilling days, improved drilling and completion processes, service cost reductions, and reduced site construction
$13
$10
$9
Drilling 22%
Completion 36%
   Total 29%
Q1 - Q3 Reduction
$8
• Future cost
reductions account
for new rig
contracts and
continued
improvements in
drilling efficiency

Rig and Mobilization
13%
Tubing and Surface
Equipment
2%
Perforating, Flowback,
Water, etc.
15%
Stimulation
33%
Location
5%
Casing
13%
Cementing, Directional,
Fuel, etc.
19%
Haynesville Cost Breakdown
Our recent wells have cost ~$9 million
Casing 23%
Mud 15%
Directional 39%
Stimulation 55%
Proppant 30%
Cost Reduction Since
First Well
Drilling Costs: 50%
Completion Costs: 50%

Rigs Under Contract
0
2
4
6
8
10
12
14
16
Q3 2009 Q4 2009 Q1 2010
Short term Long term
Long Term Contracts
$23,500/day - $24,500/day
Short Term Contracts
$13,000/day - $15,000/day
• All rigs contracted through year end 2009 are “Rapid Move Modular” rigs
(Modular, self-erecting, top drive, improved mud system, with pick-up and lay down capabilities)
Drilling Rig Contracts
Long term vs. short term
Average less than
$19,000/day
Average less than
$17,200/day

Continued Improvement in Completion Process
No completions have been deferred due to pipeline delays
Rig release to first sales
0
5
10
15
20
25
30
1st qtr 2nd qtr 3rd qtr
18% reduction in days
First well – 35 days
Last well – 17 days

SALT WATER GATHERING COMMON POINTS
I-49
EXCO 36"
BAYOU PIERRE
HCP 1
HCP 2
HCP 3
HCP 4
HCP 5

Development Support
Water disposal in DeSoto Parish
• Constructing water gathering system for Cotton Valley and Haynesville
– Connecting existing 300+ wells to a common gathering system
– 11 common point facilities will transfer water via a 30+ mile line to established disposal field
– In service 12/1/2009

• Leader in developing alternatives to local surface water
– Cotton Valley produced water
– Industrial plant waste water
– Evaluating potential recycling initiatives
• Secured long term contract with service provider at market rates to
– Build locations
– Lay gathering (water & gas)
– Supply parts and other supplies
– Truck and transfer water
– Provide roustabout services
Development Support
Identifying solutions to potential development issues

25,000
20,000
15,000
10,000
5,000
0
Daily Rate (Mcf/d)
0
30
60
90
120
150
180
210
240
270
300
Production Day
Other Haynesville Operator 1
Other Haynesville Operator 2
Exco Average Production
Exco's Initial Type Curve

55 Haynesville Horizontal Production Curves Consistent results outperforming original estimate and peers

Rate of Return – 20 Mmcf/d IP Well
Outstanding returns, even in low price environment
Horizontal Haynesville
CapEx & Price Sensitivity
0
10
20
30
40
50
60
70
80
90
100
2.00 2.50 3.00 3.50 4.00 4.50 5.00 5.50 6.00 6.50 7.00 7.50 8.00
Gas Price ($/MCF)
7.5  MM$ CAPEX, 20 Mmcfe/d IP
8.5  MM$ CAPEX, 20 Mmcfe/d IP
9.5  MM$ CAPEX, 20 Mmcfe/d IP
20% ROR

Rate of Return – 15 Mmcf/d IP Well
Outstanding returns, even in low price environment
Horizontal Haynesville
CapEx & Price Sensitivity
0
10
20
30
40
50
60
70
80
90
100
2.00 2.50 3.00 3.50 4.00 4.50 5.00 5.50 6.00 6.50 7.00 7.50 8.00
Gas Price ($/MCF)
$7.5  MM CAPEX, 15 Mmcf/d IP
$8.5  MM CAPEX, 15 Mmcf/d IP
$9.5  MM CAPEX, 15 Mmcf/d IP
20% ROR

Technology
Embraced broad set of technologies to achieve our results
• Reservoir
– Object Reservoir Shale Study
– Reserves determination and quantification in gas shale
– Joint industry Core Consortiums
• Geological & Geophysical
– Whole core rock properties analysis
– Petrophysical analysis and rock properties determination to calibrate electric logs
– Regional 2D seismic interpretation
– Area specific 3D seismic modeling
– Geosteering and directional well steering in laterals
• Completions
– Microseismic
•
Down-hole monitoring and fracture monitoring
•
Three-component buried array for monitoring fracture stimulation
– Fluid tracers
– RA (radioactive) tracers
– Pressure analysis
•
Diagnostic Fracture Injection Test (DFIT)
•
Buildups
•
Gradient stops
•
Fracture communication
– Fracture modeling and performance prediction
• Drilling
– Blade Engineering - wellbore design

Moving Forward
Haynesville
• Current rig contracts
– 5 rigs on long term
– 5 rigs dedicated on short term with extensions at market rate
– Plan to add 4 additional rigs by 1/1/10
• Frac water
– Multiple sources identified
– Successfully tested Cotton Valley and industrial waste water
• Services
– Started construction of water gathering system
– Secured contract for long term water disposal
– Reached strategic alliance with a large service provider
• Strategically staffed for 2010 program and future ramp up
• Market access and takeaway
– By Q1 2010, will have 665 Mmcf/d of firm transportation, of which 475 Mmcf/d will be on Regency
– Negotiating additional firm transportation on intrastate and interstate pipelines

Haynesville Horizontal Rig Program
(1)
Average rigs by quarter – EXCO Operated
Horizontal Rig Count
7 rigs running today
Add 4 more by Nov 2009
Add 3 more in Jan 2010
Horizontal Well Count
2009 - 42
2010 - 99
2011 - 147
0
5
10
15
20
25
30
Q1
2009
Q2
2009
Q3
2009
Q4
2009
Q1
2010
Q2
2010
Q3
2010
Q4
2010
Q1
2011
Q2
2011
Q3
2011
Q4
2011
(1) Includes one rig drilling only 7 Bossier test wells from Q4 2009 – Q4 2010

• Bossier
– Vertical program underway testing in six counties / parishes
– Taking core in two wells
– Testing frac and proppant designs
– Identifying landing zone
– Planning to spud 1st horizontal in 4Q 2009
• Cotton Valley horizontal
– Identifying landing zone in three fields
– Planning to spud 1st horizontal in 3Q 2010
• Cotton Valley vertical
– Field extension
•
Holly
•
Danville
•
Vernon
– Infill drilling
• Hosston / Travis Peak and Pettet recompletion
– Behind pipe in existing wells
East Texas / North Louisiana Upside

Camp
Upshur
Marion
Claiborne
Union
Bossier
Webster
Lincoln
Harrison
Ouach
Gregg
Smith
Caddo
Bienville
Rusk
Panola
Calc
De Soto
Red River
Winn
Cherokee
Shelby
Natchitoches
Nacogdoches
La Salle
Grant
San Augustine
Sabine
Sabine
Angelina
Rapides
Trinity
FEET

62 Bossier The next frontier Top Bossier Top Haynesville Top Limestone +/- 10,000’ +/- 11,500’ +/- 11,900’ • Potential gas in place on our acreage is ~17 Tcf • Recovery factor to be determined

Cotton Valley Development
Joint venture area
Producing wells: 965 gross / 391 net
Reserves
Bcfe Gross Net
PD 171
PUD 104        294      116
Total Proved 275
Probable 86          163      69
Possible 59          185      71
3P 420        642      256
Potential 123        516      218
Total 543        1,158   474
Locations
Field Highlights

Gas
Gas - mcf/day
Oil - bbl/day
1000
100
10
1
0.1
Seq# 41080 Base Case Capital
OP: EXCO
FIELD: TX LA Cotton Valley
07
08
09
10
11
12
13
15
16
17
18
19
20
21
Year

Cotton Valley Drilling Economics
(1)
Vertical wells
• Average WI  30%
• Average NRI 23%
• Mcfe/d IP 1,575
• Mcfe/d 1st Month 1,400
• % gas / % oil 96 / 4
• IRR @ Base Case (strip) 20%
Typical Well Gross Net
Cost - Thousands
$2,116 $635
Reserves- Mmcfe 1,445 332
(1) Includes Cotton Valley, Hosston/Travis Peak combined
Year 1 Year 2 Year 3 Year 4 Year 5
5 Yr Cum
Terminal
Decline
Annual Gross Production - Mmcfe
279 133 95 76 65 648 5%
Daily Gross Production - Mcfe/d 765 365 262 209 177
% EUR 19.3 9.2 6.6 5.3 4.5
44.8

Typical ETX/NLA Cotton Valley Economic Analysis
$1.7M CAPEX
$2.1 MM CAPEX
$2.5 MM CAPEX
% ROR
100
90
80
70
60
50
40
30
20
10
0
20% ROR
$4/MCF
Base Case
$8/MCF

Pricing Scenarios
A. $4/MCF and $50/Bbl Flat
B. Base Case (strip pricing)
2010 - $5.50/MCF and $70/Bbl
2011 - $6.50/MCF and $80/Bbl
2012+ - $7.00/MCF and $80/Bbl
C. $8/MCF and $100/Bbl Flat
(1) Includes Cotton Valley, Hosston/Travis Peak combined
Cotton Valley Drilling Economics
(1)
Vertical wells

Vernon
Field overview
Producing wells: 392 gross / 355 net
Reserves
Bcfe Gross Net
PD 341
PUD 81          45        39
Total Proved 422
Probable 152        90        79
Possible 185        53        47
3P 759        188      165
Potential 188        99        83
Total 947        287      248
Locations
Field Highlights
PDP
Prob
Poss

Gas - mcf/d
Oil
Results
Qual EX3Q09
Ref 12/1/2003
Act 0.000
Est 0.000
Qref 0.000
"b" 2.100000
Dmin 8.000
Yrs 41.496
Rem 2790187
Cum 0
EUR 2790187
10000 1000
1000 100
100 10
10 1
09 10 11 12 13 14 15 16 17 19 20 21 22 23 24 25 26 27
Year

Vernon Cotton Valley Drilling Economics
Vertical wells
• Average WI  91%
• Average NRI 72%
• Mcfe/d IP 6,500
• Mcfe/d 1st Month 3,500
• % gas / % oil 100 / 0
• IRR @ Base Case 23%
Year 1 Year 2 Year 3 Year 4 Year 5
5 Yr Cum
Terminal
Decline
Annual Gross Production - Mmcfe
515 248 193 164 146 1266 8%
Daily Gross Production - Mcfe/d 1,411 680 529 449 400
% EUR 18.3 8.8 6.9 5.9 5.2
45.2
Typical Well Gross Net
Cost - Thousands
$4,100 $3,730
Reserves- Mmcfe 2,800 2,000

Typical Vernon Area Cotton Valley Economic Analysis
0
10
20
30
40
50
60
70
80
90
100
4 / 50 Flat Base Case 8 / 100 Flat
$3.3 MM Gross CAPEX
$4.1 MM Gross CAPEX
$4.9 MM Gross CAPEX
Vernon Cotton Valley Rate of Return
Pricing Scenarios
A. $4/MCF and $50/Bbl Flat
B. Base Case (strip price)
2010 - $5.50/MCF and $70/Bbl
2011 - $6.50/MCF and $80/Bbl
2012+ - $7.00/MCF and $80/Bbl
C. $8/MCF and $100/Bbl Flat

Moving Forward
Cotton Valley and other shallow assets
• Prepared to exploit Cotton Valley and other shallow assets when commodity prices increase
– Develop low risk upside (PUDs, Probables, and Possibles)
– Extend the limits of our fields
– Implement appropriate infill drilling opportunities
– Recomplete behind pipe reserves
– Evaluate and initiate horizontal drilling program

The Right Assets: Midstream and Marketing Analyst Meeting September 23, 2009

MARION
BOSSIER
WEBSTER
UNION
LINCOLN
GREGG
HARRISON
RUSK
PANOLA
DESOTO
RED RIVER
BIENVILLE
JACKSON
WOODLAWN SYSTEM
JONESVILLE SYSTEM
KILGORE SYSTEM
ROJO SYSTEM
HOLLY SYSTEM
VERNON SYSTEM
SHREVEPORT
20
49
STATE OF TEXAS
STATE OF LOUISIANA
AREA SHOWN
TEXAS
LOUISIANA
PIPE LEGEND
HAYNESVILLE 36" HEADER SYSTEM
LOGANSPORT EXPANSION
WASKOM EXPANSION
TGG PHASE I
TGG PROPOSED
TGG PROPOSED
TALCO
TGG
ATMOS
CENTERPOINT
CROSSTEX
ENBRIDGE
ENERGY TRANSFER
ET TIGER PROPOSED
GULF SOUTH
NGPL
REGENCY
REGENCY PROPOSED
SNG
TET
TGT
VALERO

71 Midstream East Texas/North Louisiana – Positioned for Growth

JV Midstream Transaction
Details
• Midstream Structure
– East Texas/North Louisiana Midstream assets contributed to the newly formed TGGT
Holdings, LLC (TGGT)
– BG Group purchased 50% of TGGT for $269 million
– Planning is underway for expansions in 2010-2012
• Vernon upstream and midstream assets were not included in BG Group transaction

Midstream – TGGT Holdings, LLC (TGGT)
East Texas/North Louisiana – Positioned for Growth
•
Current TGGT Assets
– Strategically positioned for industry activity
– August revenue throughput averaged 508 Mmcf/d; EXCO equity revenue throughput of 254 Mmcf/d
•
Talco System (Gathering)
– 625 miles of gathering lines supported by long-term contracts with producers
– Eleven gathering systems and six gas conditioning skids
– August revenue throughput averaged 318 Mmcf/d
– 80% equity production and 20% third party production
•
TGG System (Transportation)
– 110 mile intrastate pipeline of 20”, 16” & 12” pipe
– 390 Mmcf/d capacity without compression
– 530 Mmcf/d capacity with compression
– August revenue throughput averaged 190 Mmcf/d
– Access to four cryogenic plants and 12 interstate pipelines
– 13% equity production and 87% third party production
•
Haynesville Header System (Transportation)
– Construction began early July 2009 on 29 mile intrastate pipeline of 36” pipe
– Expected to be fully operational by first quarter 2010
– Completed 5 miles of construction and testing to date

SHREVEPORT
HAYNESVILLE HEADER
HOLLY SYSTEM
STONEWALL
42" GULF SOUTH
COMPRESSOR & CONDITIONING SITE
20" TGT
12" CENTERPOINT
14" GULF SOUTH
8" GULF SOUTH
14" TET
14" TET GAS
24" TET GAS
SNG 16"
SNG 14"
CROSSTEX
8",20"
20",24" GULF SOUTH
36"

Haynesville Header System
2009 Plans
• Strategic pipeline installation program
will ensure that EXCO’s produced
gas is transported to gas markets
• Installation of 29 mile pipeline system
of 36 inch pipe operated by TGG
• Pipeline will be installed south of
Shreveport and traverse the Holly
system
• Estimated nominal capacity of 1.2
Bcf/d
• Fully operational early first quarter
2010
• By providing EXCO more takeaway
options, EXCO will realize a better
price through multiple intrastate and
interstate markets

HAYNESVILLE HEADER
36" PIPELINE
PIPELINE MAP
15N 14W
15N 13W
15N 12W
14N 14W
42" ENERGY TRANSFER TIGER
42" CENTERPOINT
HAYNESVILLE HEADER
TREATING FACILITY
CLEAR LAKE
PIPELINE LEGEND
HIGH PRESSURE PIPELINES
LOW PRESSURE PIPELINES
UNDER CONSTRUCTION
CHESAPEAKE PIPELINES

Midstream – TGGT Haynesville Header System
Provides efficient well hook-up and market access
36” Stage 1 – 5 miles 95% complete
36” Stage 2 – 7 miles
36” Stage 3 – 8 miles
36” Stage 4 – 8.5 miles
LIG & Gulf South
& CP Sales Point
Regency
Sales Point
• Gathering laterals
Centerpoint Sales Tap
2009 – 29 miles of 36” Gathering

Midstream - Vernon System
Provides coordination between Vernon upstream and midstream
• Vernon System (Gathering)
– August equity revenue throughput averaged 127 Mmcf/d
– 177 miles of intrastate pipeline from 4” to 16” pipe
– One treating plant and access to four pipeline markets
– 250 Mmcf/d of capacity

77 Midstream Average Daily Volume 0 500 1,000 1,500 2,000 2,500 2007 2008 2009E 2010E 2011E Talco TGG Legacy Haynesville Header Midstream Significant volume growth with additional potential

East Texas / North Louisiana Midstream Summary
Strategic pipeline system
• TGG and Talco Assets
– Strong demand for access due to industry Haynesville activity
– Significant opportunities for growth and expansion
•
Plan to spend at least $60 million annually on capital projects and evaluate future expansion
• Haynesville Header Project
– Connections to at least four major 3rd party systems
– 29 mile, 36” pipeline header with associated treating facilities
– Estimated nominal capacity of 1.2 Bcf/d
– Estimated capital expenditure of approximately $95 million
• Coordination between Midstream operations and E&P
– All EXCO Haynesville wells have tested to sales
– No operated wells waiting on pipeline
• People
– Adding staff to meet the increased growth and demand in the midstream systems
– Leveraging BG’s global midstream expertise and experience to enhance value

Gas Marketing
Haynesville Marketing Strategy
• Share Marketing responsibilities for all volumes 50/50 with BG within the JV
• Currently moving all Haynesville volumes into Gulf South and Crosstex LIG
• New interconnect with Centerpoint scheduled to be in service November 1, 2009
• New interconnect with Regency scheduled to be in service January 1, 2010
• The contracted firm transportation should provide ample transport out of region through the end of 2010
• Working with 6 other pipeline companies to manage volumes beyond 2010
• Expect to contract with one or combination of these before the end of this year for additional firm capacity
• These proposed projects would add approximately 10 - 11 Bcf/d of take-away capacity east to Perryville or south to Mississippi River corridor

Current Firm Transportation Agreements
(1)
• Actively pursuing firm transportation
– EXCO upstream has secured 475 Mmcf/d on Regency Haynesville Expansion Project
– Working on securing an additional 1 Bcf/d of firm transportation
Average FT per quarter (Mmcf/d) Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010
Firm Transportation 70         545        545        545        545
Short-term FT
(2)
120        120        120        120        -
Total Firm Transportation 190        665        665        665        545
(1) All firm transportation numbers are gross amounts for the Joint Venture
(2) Finalizing agreements
Year end FT (Mmcf/d) 2009 2010 2011 2012
Firm Transportation 70         545        545        475
Short-term FT
(2)
120        -        -        -
Total Firm Transportation 190        545        545        475

Gross Operated JV Throughput Forecast
Holly Caspiana Field only
Holly Caspiana Gross Operated JV Production
1,529
1,639
1,359
1,057
286
648
-
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2009 2010 2011 2012 2013 2014
Year
Non-Shale - Operated Shale - Operated Firm Transport Potential Firm Transport

Haynesville Pipeline Proposed Projects
Additional 3
rd
Party Firm Transportation Opportunities
• Strategic planning to secure the takeaway capacity for the substantial growth in EXCO Haynesville gas production
In Service Capacity
Proposed Pipeline Project Date Bcf/d Term (yrs) Diameter Receipt / Delivery
Project 1 Q1 2011 1.8 10 42" Carthage / Perryville
Project 2 Q2 2011 1.4 10 36" & 30" Haynesville / Miss River Corridor
Project 3 Q4 2011 1.8 10 42" & 36" Carthage / Miss River Corridor
Project 4 2012 2.0 10 42" Haynesville / Perryville
Project 5 Q1 2012 1.8 10 42" Haynesville / Perryville
Project 6 Q4 2012 1.8 10 42" Carthage / Perryville
Total FT Proposed 10.6

The Right Assets: Appalachia Analyst Meeting September 23, 2009

Appalachia
Introduction
• Entered the basin in 2004
– Focused on long-life gas and consolidation opportunities
• Position has grown through numerous acquisitions
– Acquired key assets in Pennsylvania and northern West Virginia with HBP acreage
• Focus on Marcellus play in late 2007
– Resulted in a strategy shift to evaluate and test the opportunity
• Appalachia provides largest upside opportunity in EXCO’s portfolio
– Have 7 – 13 Tcf of shale upside

Appalachia
Division Overview
Devonian Sands & Shale
OH
KY
WV
VA
PA
Producing wells: 6,189 gross / 5,620 net
Reserves
Bcfe Gross Net
PD 237
PUD 96                    771                762
Total Proved 333
Probable 88                    641                604
Possible 76                    713                602
3P 497                  2,125             1,968
Potential 6,992 - 12,620 3,865 - 7,004 3,691-6,754
Total 7,489 - 13,117 5,990 - 5,659 9,129 - 8,722
Locations
Portfolio Highlights
Current production (Mmcfe/d): 37
Reserve life (years): 24.7
Gross acreage (thousands): 714
Net acreage (thousands): 640

Focus on the Marcellus
• Largest areal extent of the major
shale plays
– EXCO has 348,000 net acres in the
play
•
Approximately 226,000 net
fairway acres
•
70% of acreage is HBP
•
Key PA average WI 100%,
average NRI 84%
• Massive reserve potential
– ~6 – 11 Tcf potential on EXCO
acreage
• Drilling activity and acreage value
increasing in the play
– Increased service company
presence
• Proximity to Northeast markets
• Attractive returns
Marcellus Fairway
OH
KY
WV
VA
PA

Marcellus Development Strategy
Measured ramp up to achieve excellence
Vertical
Program
Core
Analysis
Horizontal
Testing
Development
Drilling
Manufacturing
– Test and hold acreage
– Determine best landing zone
– Determine best drilling and completion practices for each area
– Evaluate rock properties
– Determine gas in place and reserve recovery
– Optimize drilling and stimulation
– Understand geo-hazards in regions
– Optimize horizontal layouts
– Focus on cost reduction and well optimization
– Test optimal well spacing and prepare for multi-well pad drilling
– Multi-well pad “Manufacturing” phase
Explore
Test
Develop
Seismic
– Prioritize areas and consolidate land position
– Refine drilling, stimulation, and production techniques
– Drill unit and lease wells and HBP term acreage

Marcellus Development Strategy
Identified six distinct geologic regions
• Southwest – 54,000 net acres
• Southeast – 18,000 net acres
• Central – 69,000 net acres
• North – 42,000 net acres
• Northeast – 42,000 net acres
• Northwest – minimal acreage
NE
C
SE
SW
NW
N
• Shale thickness
• Reservoir properties
• Pressure
• Maturity
• Gas analysis
• Faulting and fracturing
Regions
Regional Distinctions

Pennsylvania
STERLING RUN GUN CLUB
SNYDER
BONSALL
HILEMAN
LITKE
FLICK
EVANICK
BLOSE
WENTZ
EXCO – North Coast Energy, Inc.

• Drill verticals to test the play:
– Obtain additional reservoir data (core,
pressure data, etc.)
– Test drilling, completion, and production
techniques
– Identify horizontal drilling targets
• Acquire seismic
– Identify geologic hazards
– Identify favorable, naturally fractured areas to
target
• Solidify land position
– HBP / Term
– Continue to fill in existing acreage positions
• Identify and develop access to gas
markets
• Increase permit inventory for large
scale development
• Prepare to implement horizontal
program
• Identify and capture growth
opportunities
LOPATOFSKY
Legend
EXCO-Drilled-Marcellus
- Wells – 13 wells
Major EXCO Operated 2010 Drilling Areas
Major EXCO Non-Operated 2010 Drilling Areas
Current Activity
Preparing to implement horizontal program

Marcellus Test Status
• Completed vertical wells are showing promising initial results
– Cores indicate favorable TOC (4-10%), thickness (80'-200'), porosity (4-10%), and permeability (up to 0.04 mD)
– Production results have been in-line with the best competitor results
•
200-400 Mcf/d sustained rates
– No results from Northeast Pennsylvania to date; completions pending
• Continuing to complete previously drilled wells
• Gathering data from vertical wells to refine drilling and completion techniques and maximize production in horizontal wells

Gas
100000
10000
1000
100
10
10000
1000
100
10
1
09
10
11
12
13
14
15
18
19
21
22
23
Year

Marcellus Shale NE PA
Test well –
Drilling Economics
• Average WI 100%
• Average NRI 82%
• Mcfe/d IP 4,880
• Mcfe/d 1
st
Month 3,750
• % gas / % oil 100/0
• IRR @ Base Pricing 24%
Typical Test Well Gross Net
Cost - Thousands $5,000 $5,000
Reserves - Mmcfe 4,000 3,198
Year 1 Year 2 Year 3 Year 4 Year 5 Terminal Decline
Annual Gross Production - Mmcfe 620 290 217 180 155 5%
Daily Gross Production - Mcfe/d 1,700 795 595 493 425
EUR % 16% 7% 6% 5% 4%
EXCO Horizontal Marcellus 4.0 Bcfe Type Curve

Marcellus (Horizontal) New Drill Economic Analysis
4.0 Bcf Reserves
Rate of Return (%)
160%
140%
120%
100%
80%
60%
40%
20%
0%
$3.0 MM CAPEX
$4.0 MM CAPEX
$5.0 MM CAPEX
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
$7.50
$8.00
$8.50
Gas Price ($/MCF)

92 Rate of Return – Marcellus Economics improve as we move forward Test Develop Manufacture

Marcellus (Horizontal) New Drill Economic Analysis
4.5 Bcf Reserves
$3.0 MM CAPEX
$4.0 MM CAPEX
$5.0 MM CAPEX
160%
140%
120%
100%
80%
60%
40%
20%
0%
Rate of Return (%)
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
$7.50
$8.00
$8.50
Gas Price ($/MCF)

93 Rate of Return –-Marcellus Test Develop Manufacture

Marcellus Economics
Based on competitor results, we could exceed our current forecast
10
100
1,000
10,000
2008 2010 2013 2016 2019 2021 2024 2027 2030
Marcellus Operator 1 Marcellus Operator 2 EXCO NE PA
Marcellus Operator 1 Marcellus Operator 2 EXCO NE PA
Initial Rate(Mmcfe):
8,500 5,000 4,880
Initial Decline (%):
75 77 80
EUR (Bcfe):
4.5+ 4.4 3.9

Technical Efforts
• Reservoir
– Object Reservoir Collaborative Exploitation Project
– Haas Petroleum Engineering Services – 3
rd
party engineering and shale modeling
– Core Lab Core Consortium
• Geology & Geophysics
– Coring / tight rock analysis
– Hunt Wallace Petrophysics for shale quality prediction
– 2D seismic (acquired/additional in progress)
– 3D seismic (acquired/additional in progress)
– Geosteering with Horizontal Solutions International (HSI) and Geosteering Inc.
• Completions
– Microseismic
– Chemical tracers
– RA (radioactive) tracers
– Pressure analysis
•
Diagnostic Fracture Injection Test (DFIT)
•
Buildups
•
Gradient stops
– Fracture modeling / performance prediction
– Core flow testing
– GasFrac Energy Services Inc. – LPG fracturing

Appalachia Staff and Facilities
Continued build up of technical personnel
• Outstanding growth in Marcellus technical staff
– Engineers: 13
– Engineering support staff: 6
– Geologist / Geophysicist: 10
– Geology support staff: 5
– Landmen: 8
– Land support staff: 12
• Relocation of Marcellus technical staff to
Pittsburgh, PA area
– 74 employees currently in the Pennsylvania office
– New 55,000 sq foot office space ready in Q4 2009
•
Sufficient space for future personnel
• Field offices supporting Marcellus efforts
– 5 Pennsylvania, 1 West Virginia
– Planning to add 1 additional office in NE
Pennsylvania in 2010
New Pittsburgh
Area Office

97 Technical Staff Balance of youth and experience 13 Engineers and 10 Geologists 0 1 2 3 4 5 1-4 5-10 11-20 21-30 30+ Years of experience Engineers Geologists

Development Issues
Identifying solutions to potential development issues
• Land
– 70% HBP allows us to dictate pace of development
– Holding our limited term acreage through timely drilling
• Size of play
– “Plays within the Play” requires regional delineation efforts
– Focused on best reservoir / economic areas for development
• Water regulation and disposal requirements
– Six designated staff working on water solutions
– Currently operate 2
disposal-wells
with 1 additional planned for 2010
– Testing new frac technology that will minimize water usage
– Evaluating recycle initiatives for development phase
• Takeaway capacity and access to markets
– Taps in place and additional in process on existing major pipelines
– Adequate takeaway available for term acreage in NE Pennsylvania
– Delaying some HBP acreage due to timing of new pipeline construction

Marcellus Summary
• Huge potential
• Strong acreage position, large HBP in blocks along fairway
– Fairway acreage:  ~ 226,000 net
– High NRI
• Large play with unique challenges
– Spans ~400 miles along mountain front
• Working to solve potential issues
– Water regulation
– Access to markets
• Horizontal testing to begin in 2010

Additional Upside
• Huron horizontal potential in West Virginia
– Future drilling at appropriate commodity pricing
– 146,000 gross, 129,000 net acres
– ~1 Tcf of potential reserves
• Shallow Devonian sands in Pennsylvania and West Virginia
– Future drilling at appropriate commodity pricing
– Bradford, Venango and Elk Groups in Pennsylvania at 3,500’-5,000’
– Berea and Devonian Shale in West Virginia at 2,500’ - 4,500’
– 2,125 drilling locations – 771 PUD, 641 Probable and 713 Possible

Gas
Gas - mcf/mo
Oil - bbl/mo
Seq# 89737 NCEE RAV HORIZ HURON 019
ROUTE:
FIELD: RAVENSWOOD
API NO:
10
11
12
13
14
15
16
17
18
19
20
21
22
Year

Additional Upside
Huron Shale Drilling Economics
• Average WI 100%
• Average NRI 85%
• Mcfe/d IP 365
• Mcfe/d 1st Month 302
• % gas / % oil 100 / 0
• IRR @ Base Case 16%
EXCO Horizontal Lower Huron 1 Bcfe Type Curve
Year 1 Year 2 Year 3 Year 4 Year 5 5yr Cum.
Terminal
Decline
Annual Gross Production - Mmcfe 73.7 49.4 42.1 38.1 35.4 238.7 4%
Daily Gross Production – Mcfe/d 202 135 115 104 97
% of EUR 7.2 4.8 4.1 3.7 3.5 23.4
Typical Well Gross Net
Cost – Thousands $1,400 $1,400
Reserves - Mmcfe 1,018 868

Lower Huron (Horizontal) New Drill Economic Analysis
1 Bcfe Gross Reserves
$1.26 MM CAPEX
$1.4MM CAPEX
$1.54MM CAPEX
60%
50%
40%
30%
20%
10%
0%
Rate of Return (%)
$4.00
Base
$8.00
Gas Price ($/MCF)

Appalachian Division
Huron New Drill Economics
Pricing Scenarios
A. $4/MCF and $50/Bbl Flat
B. Base Case (strip price)
2010 - $5.50/MCF and $70/Bbl
2011 - $6.50/MCF and $80/Bbl
2012+ - $7.00/MCF and $80/Bbl
C. $8/MCF and $100/Bbl Flat

Gas-mcf/mo
Oil-bbl/mo
Gas
Seq# 77031 MYERS PUD #050
BRANCH: PGMT. ROUTE:
INDIANA CO., PA
API NO:
1000 100
100 10
10 1
08 09 10 11 12 13 14 15 16 17 18 19 20 21 22
Year

Additional Upside
Shallow Pennsylvania Drilling Economics
• Average WI 100%
• Average NRI 87.5%
• Mcfe/d IP 90
• Mcfe/d 1
st
Month 86
• % gas / % oil 100 / 0
• IRR @ Base Case 22%
EXCO Shallow Pennsylvania 130 Mmcfe Type Curve
Typical Well Gross Net
Cost – Thousands $240 $240
Reserves - Mmcfe 130 114
Year 1 Year 2 Year 3 Year 4 Year 5 5yr Cum.
Terminal
Decline
Annual Gross Production - Mmcfe 21.8 12.8 9.4 7.6 6.4 58.1 5%
Daily Gross Production – Mcfe/d 60 35 26 21 18
% of EUR 16.8 9.8 7.2 5.8 4.9 44.7

Central PA New Drill Economic Analysis
130 Mmcfe Gross Reserves
$216,270 CAPEX
$240,300 CAPEX
$264,330 CAPEX
60%
50%
40%
30%
20%
10%
0%
Rate of Return (%)
$4.00
Base
$8.00
Gas Price ($/MCF)

Appalachian Division
Shallow Pennsylvania Operating Area
Pricing Scenarios
A. $4/MCF and $50/Bbl Flat
B. Base Case (strip price)
2010 - $5.50/MCF and $70/Bbl
2011 - $6.50/MCF and $80/Bbl
2012+ - $7.00/MCF and $80/Bbl
C. $8/MCF and $100/Bbl Flat

Moving Forward
Appalachia
• Begin horizontal development 2
nd
half 2010, continue appropriate vertical program
– 1 top hole rig paired with 1 built-for-purpose horizontal rig
•
Pad drilling
•
Spacing
– 1 vertical rig for testing and to hold acreage
• Target areas based on
– Best reservoir
– Economics
– Acreage position
– Infrastructure and time to develop
• Possible future joint venture
• Additional upside with Huron shale and conventional shallow Devonian sands

The Right Assets: MidContinent and Permian Analyst Meeting September 23, 2009

Midcontinent and Permian
Significant upside outside the shales
• Solid base of shallow decline, long life assets
• Tremendous free cash flow generation
• Price contingent upside
• Divested non-strategic assets with low potential in these areas
• Have been focusing on improving base production and lowering operating costs
• Costs continue to come down
• We have high graded areas and will be ready for a quick ramp up

Mid-Continent Assets
Division overview
Producing wells: 1,285 gross / 857 net
Reserves
Bcfe Gross Net
PD 209
PUD 52          83        50
Total Proved 261
Probable 44          140      77
Possible 27          103      45
3P 332        326      172
Potential 117        718      337
Total 449        1,044   509
Locations
Portfolio Highlights
Current production (Mmcfe/d): 45
Reserve life (years): 15.9
Gross acreage (thousands): 269
Net acreage (thousands): 185

Gas
Seq# 43386 AVERAGE GOLDEN TREND PUD
OP: EXCO
BRANCH: GOLDEN TREND, DIV: MIDCON
FIELD: GOLDEN TREND
GARVIN CO , OK
4PUD - PV10: 1586936.125
09 10 11 12 13 14 15 17 18 19 20 21 22 23
Year

• Average WI  65%
• Average NRI 51%
• Mcfe/d IP 699
• Mcfe/d 1st Month 694
• % gas / % oil 83 / 17
• IRR @ Base case 35%
Typical Well Gross Net
Cost - Thousands
$2,586 $1,668
Reserves- Mmcfe 1,177 605
Year 1 Year 2 Year 3 Year 4 Year 5
Terminal
Decline
Annual Gross Production - Mmcfe
204 145 117 100 88 10%
Daily Gross Production - Mcfe/d 560 398 321 273 241
EUR % 17.4 12.4 10.0 8.5 7.5
Golden Trend Economics

PPT-112-AnalystDay09.22.09
Mid-Con Golden Trend Average PUD Economic Analysis
0
10
20
30
40
50
60
70
80
4.00 Base 8.00
Gas Price ($/MCF)
$2.3 MM CAPEX
$2.6 MM CAPEX
$2.8 MM CAPEX
20% ROR
Golden Trend
IRR Graph
Pricing Scenarios
A. $4/MCF and $50/Bbl Flat
B. Base Case (strip pricing)
2010 - $5.50/MCF and $70/Bbl
2011 - $6.50/MCF and $80/Bbl
2012+ - $7.00/MCF and $80/Bbl
C. $8/MCF and $100/Bbl Flat

Gas
Seq# 43387 AVERAGE MOCANE LAVERNE PUD
OP: EXCO
BRANCH: MOCANE LAVERNE, DIV: MIDCON
FIELD: MOCANE LAVERNE
BEAVER CO , OK
4PUD - PV10: 454081.40625
09
10
11
12
13
14
15
17
18
19
20
21
22
23
Year

• Average WI  56%
• Average NRI 48%
• Mcfe/d IP 418
• Mcfe/d 1st Month 388
• % gas / % oil 95 / 5
• IRR @ Base case 38%
Typical Well Gross Net
Cost - Thousands
$845 $477
Reserves- Mmcfe 465 223
Year 1 Year 2 Year 3 Year 4 Year 5
Terminal
Decline
Annual Gross Production - Mmcfe
93 55 42 35 30 10%
Daily Gross Production - Mcfe/d 255 150 115 96 84
EUR % 20.0 11.8 9.0 7.5 6.6
Mocane Laverne Drilling Economics

PPT-112-AnalystDay09.22.09
Mid-Con Mocane Laverne Average PUD Economic Analysis
0
10
20
30
40
50
60
70
80
90
100
4.00 Base 8.00
Gas Price ($/MCF)
$761 M CAPEX
$845 M CAPEX
$930 M CAPEX
20% ROR
Mocane Laverne
IRR Graph
Pricing Scenarios
A. $4/MCF and $50/Bbl Flat
B. Base Case (strip pricing)
2010 - $5.50/MCF and $70/Bbl
2011 - $6.50/MCF and $80/Bbl
2012+ - $7.00/MCF and $80/Bbl
C. $8/MCF and $100/Bbl Flat

Permian Basin
Division Overview
Producing wells: 328 gross / 267 net
Reserves
Bcfe Gross Net
PD 47
PUD 30          130      124
Total Proved 77
Probable 14          42        37
Possible 31          79        73
3P 122        251      234
Potential 214        850      732
Total 336        1,101   966
Locations
Portfolio Highlights
Current production (Mmcfe/d): 20
Reserve life (years): 10.5
Gross acreage (thousands): 143
Net acreage (thousands): 102

Sugg Ranch Field
Producing wells: 281 gross / 270 net
Reserves
Bcfe Gross Net
PD 40
PUD 29          127      123
Total Proved 69
Probable 11          38        37
Possible 16          75        73
3P 96          240      233
Potential 105        469      469
Total 201        709      702
Locations
Field Highlights

Sugg Ranch Drilling Economics
Typical Well Gross Net
Cost - Thousands
$735 $713
Reserves - Mmcfe 334 243
• Average WI 97%
• Average NRI 73%
• Mcfe/d IP 426
• Mcfe/d 1
st
Month 382
• % gas / % oil 60 / 40
• IRR @ Base case   49%
Year 1 Year 2 Year 3 Year 4 Year 5
5 Yr Cum
Terminal
Decline
Annual Gross Production - Mmcfe
83 44 32 26 22 207 6%
Daily Gross Production - Mcfe/d 228 120 88 70 59
% EUR
25 13 9.6 7.7 6.5
61.8
09 10 11 12 13 14 15 16 17 18 19 20 21
Year
Oil_7_min_decine

PPT-112-AnalystDay09.22.09
Sugg Ranch
IRR Graph
Sugg Wells
Capex & Price Sensitivity
0
10
20
30
40
50
60
70
80
90
100
4 Base 8
Gas Price ($/MCF)
$662M CAPEX
$735M CAPEX
$809M CAPEX
20% ROR
Pricing Scenarios
A. $4/MCF and $50/Bbl Flat
B. Base Case (strip pricing)
2010 - $5.50/MCF and $70/Bbl
2011 - $6.50/MCF and $80/Bbl
2012+ - $7.00/MCF and $80/Bbl
C. $8/MCF and $100/Bbl Flat

Reserves Discussion Analyst Meeting September 23, 2009

2009 SEC Reserves Definitions
Major changes and impact on EXCO
• Major changes
– Definition of “current price” changed
– Modern technology allowed to establish certainty levels
– ‘Certainty’ criterion replaced by ‘reasonable certainty’ for PUDs
– Optional disclosure of probable and possible reserves allowed
• Positive impact to EXCO
– Less price volatility impact on EOY reserves and the opportunity to book significant proved reserves

Haynesville Shale Booking Challenges
Waiting on final 2009 SEC Reserves Guidance
• Can statistically support IP rates and initial declines, but decisions must be made concerning:
– b factor (shape of curve) assumptions
– Terminal decline assumptions
– Drainage/spacing assumptions
• Each company may take a different approach
• Position of reserve auditors may vary
• New technologies will help support reserve bookings
– Currently involved in a 12 company consortium modeling performance and assessing drainage and recovery factors

Haynesville Shale Booking Challenges
Proved Reserves  - Reasonable certainty in an emerging play in DeSoto Parish
• Current certainties in DeSoto Parish
– Our average IP is 24.1 Mmcf/d
– Initial declines are 70 to 80% range
– Most wells produced about 0.5 Bcf in the first 21 – 38 days
– Five wells have produced 1 Bcf in 63 – 70 days
– Consistent productivity across our acreage
– Our longest producing well, Oden 30H #6, has made 2.8 Bcf in 287 days and is still producing 5
Mmcf/d at 2,900 psi tubing pressure
– Estimates project Oden 30H #6 will produce 3.2 Bcf in the first year online
• Certainties in other shale plays
– Shale gas typically declines “hyperbolically”
(“b” factors in Barnett and Woodford range from 1.5 to 1.75)
– Sorbed gas will contribute and support the “terminal” exponential decline
– Recovery Factors can be over 50%
• Reducing uncertainty
– Production history
– Hyperbolic decline “b” factors and terminal decline

Decline Curve Behavior – Appalachian Basin Example
Significance of using different “b” values: using too low of a “b” factor would significantly underestimate reserves
0                   10                   20                  30  40
100
10
1
b = 2.367 (actual)
Year
b = 1.0
b = 0.0
b = 0.5
b = 1.0 would result in 57% of actual production
b = 0.5 would result in 38% of actual production
b = 0.0 would result in 23% of actual production
From Charles Vanorsdale, SPE 14446 Courtesy of Creties Jenkins, D&M
B factor
Terminal Exponential
Decline
Initial Decline

Options on Booking Proved Undeveloped Locations
Booking 2 PUD offsets and probable reserves on 160 acre spacing with possible reserves on 80 acre spacing
Scenario #1 – 16 Locations/80 Acre
Spacing/2 Sections
Drilled in Year 1:
•1 Proved producing well
Booked:
•2 Proved Undeveloped (PUD) locations
•2 Probable locations
•11 Possible locations
Assume 7 Bcf per location, then will have
booked:
•21 Bcf Proved (14 Bcf Undeveloped)
•14 Bcf Probable
•77 Bcf Possible
If D&C costs are $10MM the actual costs for
the development are $1.43/mcfe; however in
Year 1:
•SEC F&D costs:  $0.48/mcfe
•Remaining SEC F&D costs to convert to
PDP depending on timing would be at least
$1.65/mcfe
If you drilled another unproved location in
Year 2 and booked 2 more PUDs:
• SEC F&D costs still be $0.48/mcfe
•Remaining SEC F&D costs to convert to
PDP depending on timing would be at least
$2.00/mcfe
PROVED PRODUCING
PROVED UNDEVELOPED
PROBABLE UNDEVELOPED
POSSIBLE UNDEVELOPED
5,280 ft 5,280 ft
Figure A - Wellbore Reserves Classifications
Theoretical Sections in Louisiana
1,320 ft
(160 ac.
spacing)
660 ft
(80 ac.
spacing)

Options on Booking Proved Undeveloped Locations
Booking 4 PUD offsets and probable reserves on 160 acre spacing with possible reserves on 80 acre spacing
PROVED PRODUCING
PROVED UNDEVELOPED
PROBABLE UNDEVELOPED
POSSIBLE UNDEVELOPED
5,280 ft 5,280 ft
Figure B - Wellbore Reserves Classifications
Theoretical Sections in Louisiana
1,320 ft
(160 ac.
spacing)
660 ft
(80 ac.
spacing)
Scenario #2 – 16 Locations/80 Acre
Spacing/2 Sections
Drilled in year 1:
•1 Proved producing well
Booked:
•4 Proved Undeveloped (PUD) locations
•2 Probable locations
•9 Possible locations
Assume 7 Bcf per location, then will have
booked:
•35 Bcf Proved (28 Bcf Undeveloped)
•14 Bcf Probable
•63 Bcf Possible
If D&C costs are $10MM,
•SEC F&D Costs:  $0.29/mcfe
•Remaining SEC F&D costs to convert to
PDP depending on timing would be at least
$1.95/mcfe
If you drilled another unproved location in
Year 2 and booked 4 more PUDs:
•SEC F&D costs still be $.29/mcfe
•Remaining SEC F&D costs to convert to
PDP depending on timing would be at least
$3.33/mcfe
The more booked in Proved, the higher
the future SEC F&D costs look

Reserves – EOY 2009 and Beyond
Positive outlook for EXCO
• Flexibility on booking of shale asset reserves for many years to come
• High graded reserves and resource base
• Unquantified resources in the Bossier and other areas
• Utilizing advanced technologies to support reserves bookings
• Testing tighter spacing and drainage next year to prove up 80 acre spacing

Financial Review Analyst Meeting September 23, 2009

Financial Strategy
• Free cash generation
– Capital program funded internally
– Target $100 to $200 million of free cash
• Acquisitions financed with debt, equity, and free cash flow
– Supported by 3 – 5 year hedges
• Maintain rolling three year hedge
– Target hedge levels:
•
Year 1: 70 – 90%
•
Year 2: 50 – 70%
•
Year 3: 25 – 50%
• Allocate capital to highest rate of return areas
– Target minimum 20% pre-tax IRR
– With HBP acreage, can allocate based on economics

Liquidity and Financial Position
Pro forma for BG Group transaction and 2009 divestitures
(1) June 30, 2009 cash includes $58 million of deposits received in the second quarter related to Q3 divestitures and the JV transactions
(2) $38 million was deposited before June 30, 2009
(3) $20 million was deposited before June 30, 2009
(4) Subject to normal post closing purchase price adjustments
(5) Excludes unamortized bond premium
(6) Due January 15, 2010.  LIBOR plus 6% with LIBOR floor of 4%
(7) Net of $4.8 million in letters of credit
127
Closed BG Group Expected
As of June 30, 2009 Actual
(1)
Divestitures
(2)(4)
Joint Ventures
(3)(4)
Divestiture Pro Forma
Cash 169 $             (38) $               (20) $                    - $         111 $
Bank debt (L + 175 - 250bps) 2,298 (356) (696) (145) 1,101
Senior notes (7 1/4%)
(5)
445 - - - 445
Senior unsecured term loan (10%)
(6)
300 - (300) - -
Total debt 3,043 $          (356) $             (996) $                   (145) $       1,546 $
Net debt 2,874 $          1,435 $
Borrowing base 2,475 $          1,600 $
Unused borrowing base
(7)
172 $             494 $
Unused borrowing base plus cash
(7)
341 $             605 $

Derivatives Position
• Pro forma production currently 279 Mmcfe/d
• Total of 132 Bcfe hedged at $8.95 per Mcfe
• PEPL basis swaps for the remainder of 2009; 10 Mmcf/d swapped at
NYMEX minus $1.10
(1) Based on midpoint of production guidance
NYMEX Contract Contract Equivalent Contract
  natural gas price per NYMEX oil price per Per day price per Percent
(in thousands, except price) Mmbtu Mmbtu Bbls Bbl Hedged Equivalent hedged
(1)
Q4 2009 23,450        8.08           398            80.66          280.9          8.58           97%
2010 66,298        7.62           1,568          104.64        207.4          8.84           58%
2011 12,775        7.48           1,095          113.10        53.0           11.34          9%
2012 5,490          5.91           92              109.30        16.5           7.03           2%
2013 5,475          5.99           -             -             15.0           5.99           1%
    Total 113,488      7.54 $         3,152          104.68 $     8.95 $

Accounting Effects of Transactions
• Expect to recognize ~$470 million of book gains
– Goodwill will also be reduced by $143 million
• Formation of TGGT Holdings
– Midstream company will be accounted for as an equity investment
– 50% of TGGT’s net income included as “Income in equity investment”
• Gathering and transportation expense will increase reflecting 3 rd
party firm
transportation charges and gathering and transportation charges from TGGT

Five Year Projections
• Based on our current expectations for activity levels, commodity prices, general economic conditions and service costs
• 2010 is an estimate of capital budget to be presented to the Board in the fall
• Reflects development of existing asset base without giving effect to any additional leasehold acquisitions or exploration success
• Excludes the results from East Texas / North Louisiana Midstream JV

Projected Average Rig Count
-
10
20
30
40
50
60
2010E 2011E 2012E 2013E 2014E
Conventional Haynesville Marcellus
Development Plan
Reflects $240 million of BG Group carry in 2010, $160 million in 2011
Projected Capital Expenditure Midpoint
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
2010E 2011E 2012E 2013E 2014E
Drilling and completion Other capital
Midpoint capital spending assumptions 2010E 2011E 2012E 2013E 2014E
Drilling and completion 225 $        675 $        1,225 $     1,375 $     1,150 $
Land and seismic 75            35            35            35            35
Operations and other 55            55            60            60            60
Midstream
(1)
35            40            40            20            10
Exploration 25            10            -           -           -
Corporate and other 25            25            25            25            25
Total 440 $        840 $        1,385 $     1,515 $     1,280 $
(1) Does not include TGGT capital
131
Average Well Cost Assumptions 2010E 2011E 2012E 2013E 2014E
Haynesville - DeSoto 9.0 $     8.5 $     8.5 $     8.5 $     8.5 $
Haynesville - Other 7.5 7.0 7.0 7.0 7.0
Marcellus 5.0 4.5 4.0 4.0 4.0
Average Rig Count Assumptions 2010E 2011E 2012E 2013E 2014E
Conventional 3 8 11 16 10
Haynesville 14 21 26 26 26
Marcellus 1 3 5 6 7
Total 18 32 42 48 43

Production Profile
• Growth profile initially driven by
Haynesville development
• Marcellus contribution
accelerates in 2012 and beyond
• Opportunity to increase Marcellus
activity through improvement in
infrastructure, regulatory
environment and service
availability
• No impacts from Bossier potential
• Increased commodity price
environment would lead to
increased spending on
conventional assets
Projected Average Yearly Production
-
200
400
600
800
1,000
1,200
1,400
2010E 2011E 2012E 2013E 2014E
Low High
Projected Exit Rate Range
-
200
400
600
800
1,000
1,200
1,400
2009E 2010E 2011E 2012E 2013E 2014E
Low High

Production Profile and Proved Reserve Growth
Projected Average Production Midpoint
-
200
400
600
800
1,000
1,200
1,400
2010E 2011E 2012E 2013E 2014E
Base Conventional Wedge Haynesville Wedge Marcellus Wedge
Proved Reserves (Tcfe) 2010E 2011E 2012E 2013E 2014E
Low 1.7 3.0 4.3 5.0 5.5
High 1.8 3.2 4.8 5.5 6.0

Projected Financial Results
• EBITDA grows in-line with
projected production growth
– 4x in 4 years
• Free cash flow generation
accelerates as Marcellus
program becomes cash flow
positive
Projected EBITDA Midpoint
$-
$500
$1,000
$1,500
$2,000
$2,500
2010E 2011E 2012E 2013E 2014E
Projected Free Cash Flow Midpoint
$-
$200
$400
$600
$800
$1,000
2010E 2011E 2012E 2013E 2014E

2010 and 2011 Preliminary Upstream Guidance
Low High Low High
NYMEX:
Oil - Per Bbl 75.00 $        75.00 $        80.00 $        80.00 $
Gas - Per Mcf 5.50 $          5.50 $          6.50 $          6.50 $
Differentials:
Oil (2.75) $         (3.25) $         (2.75) $         (3.25) $
Gas 94% 98% 94% 98%
Production:
Oil - Mbbls 787             880             810             916
Gas - Mmcf 119,376       133,420       188,593       213,501
Equivalent - Mmcfe 124,100       138,700       193,450       219,000
Per day - Mmcfe/d 340             380             530             600
Operating costs:
Lease operating expenses per Mcfe 0.70 $          0.90 $          0.60 $          0.80 $
Production tax rate 6.0% 7.0% 5.0% 7.0%
Gathering and transportation per Mcfe 0.30 $          0.40 $          0.40 $          0.50 $
DD&A rate per Mcfe 1.30 $          1.50 $          1.30 $          1.50 $
General and administrative per Mcfe 0.55 $          0.65 $          0.35 $          0.45 $
Tax rate 40% 40% 40% 40%
Cash tax rate 0% 0% 0% 0%
Capital expenditures 415 $           465 $           800 $           880 $
2010 2011

TGGT Operating Forecast
EXCO’s Ownership is 50% of TGGT
$ in millions Low High Low High Low High Low High Low High
Revenue Throughput (Bcf/d) 1.3      1.4      1.9      2.1      2.6      2.8      2.9      3.2      3.2      3.5
Cash Revenue 220 $  230 $  300 $  320 $  400 $  430 $  430 $  470 $  460 $  500 $
Cash Expenses 130 $  130 $  170 $  170 $  190 $  190 $  210 $  210 $  230 $  230 $
EBITDA 90 $    100 $  130 $  150 $  210 $  240 $  220 $  260 $  230 $  270 $
Total Capital 60 $    60 $    60 $    60 $    50 $    50 $    50 $    50 $    50 $    50 $
Free Cash Flow 30 $    40 $    70 $    90 $    160 $  190 $  170 $  210 $  180 $  220 $
2014 2010 2011 2012 2013
• Currently evaluating 2010 – 2011 pipeline expansion projects
• Midpoint of 2010 EBITDA is $95 million, $47.5 million to EXCO’s interest

In millions, except per share and per unit Low Case High Case
E&P
Proved Reserves - 1.5 Tcfe at $2.00 & $2.50 per Mcfe 2,976 $       3,720 $
Unproved Reserves
(1)
(Conventional) - 1.5 Tcfe at $.20 & $.40 per Mcfe
436 872
Unproved Reserves (Haynesville) - 2.2 Tcfe at $.30 & $.50 per Mcfe
654 1,090
Unproved Reserves (Bossier) - 17 Tcfe GIP (Unknown recovery factors)
- -
BG Group Carry 400 400
Marcellus Core Acreage - 226K acres at $4,000 & $6,000 per acre 904 1,356
Marcellus Non-Core Acreage - 140K acres at $1,000 & $1,500 per acre 140 210
E&P Assets 5,510 $       7,647 $
Midstream
TGGT 270 270
Vernon Gathering 60 60
Midstream Assets 330 $         330 $
Hedges
Hedge Value 400 $         400 $
Total Asset Value
6,240 $       8,377 $
Less:  Net Long-term Debt 1,435 $       1,435 $
Equity Value 4,805 $       6,942 $
Fully Diluted Shares 215 215
NAV per Share 22.35 $       32.29 $
Net Asset Value Summary
(1) Unproved Reserves is exclusive of Marcellus Shale assets

(1) Peer analysis from Thomson First Call as of September 18, 2009 for 2010 & 2011 EBITDA and 2010 Cash Flow per Share. EXCO’s estimates are based on midpoint of projections.
(2) EBITDA and Cash Flow includes 50% of the EBITDA or Cash Flow from TGGT for the respective year.
EXCO Trading Multiples
(1)
Valuation Analysis
138
XCO Share $
XCO Peer Average at Peer Average
Share Price (9-18-09) 16.86 $
Market Cap (9-18-09) 3,560 $
Enterprise Value (9-18-09) 4,995 $
Current Proved Reserves (Bcfe) 1,488
Current Production (Mmcfe/d) 279
EBITDA
(2)
2010 728 $
Cash Flow
(2)
2010 653 $
Cash Flow per Share
(2)
2010 3.09 $
EBITDA
(2)
2011 1,095 $
Share Price / Cash Flow per Share 2010 5.4 9.0 23.44 $
Enterprise Value / EBITDA 2010 6.9 9.5 25.98 $
Market Cap / Cash Flow 2010 5.5 8.9 20.74 $
Enterprise Value / Current Proved Reserves 3.36 $            5.10 $            35.97 $
Enterprise Value / Current Production 17,903 $         19,748 $         26.11 $
Enterprise Value / EBITDA 2011 4.6 6.9 29.01 $

1)  Enterprise value based on stock price as of close on September 18, 2009 and proved reserves updated for any announced acquisition or divestitures year to date.  XCO’s production based on current production.
2) EBITDA is from Thomson First Call projections for full year 2010 as of September 18, 2009 except for XCO, which is based on XCO’s midpoint of projections.
3)  Share price is as of market close on September 18, 2009, and CF per share for 2010 is from Thomson First Call as September 18, 2009 except for XCO, which is based on XCO’s midpoint of projections.
$19,748
$22,715
$19,767
$17,903
$16,871
$19,640
XCO Avg RRC HK SWN COG
$3.36
$7.34
$6.73
$3.85
$2.49
$5.10
XCO Avg SWN HK RRC COG
Enterprise Value / Daily Production Q2 Actuals Enterprise Value / Current Proved Reserves
6.9
12.5
8.8
8.4
8.3
9.5
XCO Avg RRC SWN HK COG
Enterprise Value / EBITDA
5.5
11.9
8.4
8.0
7.6
9.0
XCO Avg RRC SWN COG HK
Share Price / CF per Share
Peer Valuation Comparison
Valuation Analysis
139
1
1
1,2
3

(1) Peer analysis from Thomson First Call estimates for 2010 as of September 18, 2009, unless information provided publicly by peer, which was midpoint of peer guidance. Interest expense was based on a Q2 2009 run rate with adjustments made for publicly announced acquisitions, divestitures, or debt offerings.
(2) EBITDA and Capital Expenditures for XCO include 50% of the EBITDA and Capital Expenditures from TGGT.
Peer Valuation Comparison
(1)
Valuation Analysis
• Average peer 2010 EBITDA multiple of 9.5 would equate to EXCO at $25.98 per share
• Average peer 2011 EBITDA multiple of 6.9 would equate to EXCO at $29.01 per share
140
2010 Estimates XCO COG HK RRC SWN
Production growth rate 35% 15% 35% 15% 30%
EBITDA
(2)
728 $      572 $      1,140 $   790 $      1,823 $
Interest Expense (75) (60) (210) (120) (55)
Cash Flow 653 512 930 670 1,768
Capital Expenditures
(2)
(470) (529) (1,465) (746) (1,812)
Free Cash Flow 183 $   (17) $    (535) $ (76) $    (44) $
Market Cap (9-18-09) 3,560 $   3,911 $   7,108 $   8,061 $   15,168
Enterprise Value (9-18-09) 4,995 4,726 9,541 9,847 16,039
Enterprise Value / EBITDA
(2)
2010 6.9 8.3 8.4 12.5 8.8
Enterprise Value / EBITDA
(2)
2011 4.8 7.5 5.8 8.3 5.7

Financial Summary
• Well hedged
• Prepared to deliver sustained organic production growth of 30 – 40% per year
• Shale development and production growth results in a decreasing operating cost structure
• Strong balance sheet enables us to capitalize on opportunities in our focus areas
• Low development cost per Mcfe resulting from shale assets
• BG Group carry will further reduce development cost per Mcfe by 75% in the Haynesville
• “Cash is King”
– Unmatched growth profile with substantial free cash flow generation

Analyst Meeting September 23, 2009